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                                                                  EXHIBIT 10(KK)

                               SECURITY AGREEMENT


         This SECURITY AGREEMENT ("Agreement") is executed as of March 22, 2000 (the "Effective Date") by MARTIN INDUSTRIES, INC., a Delaware corporation which is the successor by merger to Martin Industries, Inc., an Alabama corporation (the "Borrower"), in favor of AMSOUTH BANK, an Alabama banking corporation, formerly doing business as AmSouth Bank, N.A., a national banking association and AmSouth Bank of Alabama, an Alabama banking corporation, as secured party (the "Lender").

                             Preliminary Statements

         A. The Borrower and the Lender are parties to that certain Loan Agreement dated as of January 7, 1993, as amended by letter dated April 5, 1994, and as assumed and modified by an Assumption and Modification Agreement dated February 17, 1995 and as further modified and amended by that certain First Amendment to Loan Agreement and Other Loan Documents dated as of March 15, 1995, and as further modified and amended by that certain Second Amendment to Loan Agreement and Other Loan Documents dated as of March 28, 1996, and as further modified and amended by that certain Third Amendment to Loan Agreement and Other Loan Documents dated as of August 28, 1997, and as further modified and amended by that certain Fourth Amendment to Loan Agreement and Other Loan Documents dated as of the Effective Date (the "Loan Agreement").

         B. Pursuant to the Loan Agreement, Lender has (i) loaned to the Borrower the original principal amount of $11,934,000.00 (the "Term Loan"), as evidenced by the Term Note; (ii) extended to the Borrower a revolving line of credit (the "Line of Credit") not to exceed $10,000,000.00 in principal amount at any one time outstanding, as evidenced by the Modified, Amended and Restated Line of Credit Note of even date; and (iii) loaned to the Borrower the original principal amount of $5,000,000.00 (the $5,000,000 Term Loan"), as evidenced by the $5,000,000 Term Note.

         C. The Line of Credit, the Term Loan and the $5,000,000 Term Loan are collectively referred to herein as the "Loans" and the Modified, Amended and Restated Line of Credit Note, the Term Note and the $5,000,000 Term Note are collectively referred to herein as the "Notes".

         D. The Borrower is executing this Agreement as additional security for the Loans and Notes and in order to induce the Lender to enter into the Fourth Amendment to Loan Agreement and Other Loan Documents. This Agreement is one of the "Security Documents" described in the Loan Agreement.


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      NOW, THEREFORE, in consideration of the foregoing and to induce the
Lender to enter into the Fourth Amendment to Loan Agreement and Other Loan Documents and to secure the payment of the Obligations (as hereinafter defined), the Borrower hereby agrees with the Lender as follows:

                                    ARTICLE I

                       DEFINITIONS AND OTHER PROVISIONS OF
                               GENERAL APPLICATION

      SECTION 1.01. GENERAL RULES OF CONSTRUCTION. This Agreement shall be construed in accordance with each of the general rules of construction contained in Section 1.01 of the Loan Agreement, all as though each of the provisions of said Section 1.01 were included herein.

      SECTION 1.02. DEFINITIONS. As used in this Agreement, capitalized terms that are not otherwise defined herein shall have the respective meanings assigned thereto in the Loan Agreement and the following terms shall have the respective meanings assigned to them as follows:

      Accounts shall mean all Accounts Receivable.

      Accounts Receivable shall mean any right of the Borrower to the payment of money, whether or not evidenced by an Instrument or Chattel Paper, including a right to payment for goods sold or leased or for services rendered by the Borrower and a right to payment that has been earned under a Contract Right or that is payable under any of the Assigned Agreements.

      Assigned Agreements shall have the meaning set forth in Section 2.01(m).

      Chattel Paper shall have the meaning assigned to that term under the Code.

      Code shall mean the Alabama Uniform Commercial Code, as amended from time to time.

      Contract Right shall mean any right to payment under a contract or agreement not yet earned by performance, whether or not evidenced by an instrument or Chattel Paper.

      Deposit Accounts shall mean all bank accounts and other deposit accounts and lock boxes included in the Property or established for the benefit of the Lender pursuant to any of the Loan Documents.

      Documents shall have the meaning assigned to that term under the Code.

      Instruments shall have the meaning assigned to that term under the Code.

      Inventory shall mean goods, merchandise and other tangible personal property now or hereafter held by the Borrower for sale or lease or furnished or to be furnished under contracts of

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service or otherwise, raw materials, parts, finished goods, work-in-process and supplies and materials used or consumed, or to be used or consumed, in the Borrower's present or any future business, and all such property the sale, lease or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Borrower. The term "Inventory" includes any such property that is on consignment, held in a warehouse, or otherwise in the hands of a bailee or any other person.

         Liabilities shall mean (a) all amounts of principal becoming due and payable under the Notes in accordance with the terms thereof, whether on demand, at stated maturity, or an installment, by declaration of acceleration or otherwise; (b) all amounts of interest becoming due and payable under the Notes in accordance with the terms thereof, including interest on any overdue principal and (to the extent permitted by applicable law) on any overdue interest; (c) all other amounts payable by the Borrower with respect to the Loan Documents; and (d) all renewals, extensions and modifications of any and all of the obligations referred to in (a) through (c) above, whether or not any renewal, extension or modification agreement is executed in connection therewith.

         Loan Documents shall have the same meaning as set forth in the Loan Agreement.

         Notes shall have the meaning set forth in Preliminary Statement "C".

         Obligations shall mean (a) the Liabilities, (b) all sums becoming due and payable by the Borrower under the terms of this Agreement, including sums advanced by the Lender pursuant to the terms and conditions of this Agreement, and (c) the compliance by the Borrower with and performance by the Borrower of each and every obligation, covenant, duty, condition and agreement in this Agreement and the other Loan Documents imposed on or agreed to by the Borrower.

         Permitted Encumbrances shall mean the matters, if any, affecting the Property that are described on Exhibit D.

         Property shall have the meaning set forth in Section 2.01.

         Purchaser shall include any customer for whom services have been rendered or materials furnished by the Borrower, any buyer or lessee of Inventory or other Property from the Borrower, and any other person that is now or may become obligated to the Borrower on an Account.

         Tangible Property shall mean all Inventory, materials, supplies, goods, leasehold improvements and other tangible personal property that are part of the Property.


                                   ARTICLE II

                               SECURITY AGREEMENT


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         SECTION 2.01. GRANTING CLAUSE. To secure all of the Obligations, including the compliance by the Borrower with the Borrower's obligations under this Agreement, the Borrower grants to the Lender security title to and a continuing security interest in, and assigns, transfers, conveys, pledges and sets over to the Lender as collateral security, all of the Borrower's right, title and interest in, to and under the following described property (collectively referred to as the "Property"):

                  (a) all Inventory of the Borrower;

                  (b) any and all accessions and additions now or hereafter made or added to any of the property described in paragraph (a), any substitutions and replacements therefor, and all attachments and improvements now or hereafter placed upon or used in connection therewith, or any part thereof;

                  (c) all Accounts of the Borrower;

                  (d) all interest, dividends, proceeds, products, rents, royalties, issues and profits of any of the property described in paragraphs (a) through (c) above and all notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Lender for or on behalf of the Borrower in substitution for or in addition to any or all of said property;

                  (e) all books, documents and records (whether on computer or otherwise) related to any of the items described in paragraphs (a) through (d) above; and

                  (f) all leases, contracts, agreements, Documents, Instruments and Chattel Paper included in paragraphs (a) through (c) above, or related to any of the property described in those paragraphs, or in connection with which Accounts now exist or may hereafter be created, including those described in Part 1 of Exhibit B hereto (collectively, the "Assigned Agreements").

No submission by the Borrower to the Lender of a schedule or other particular identification of Property shall be necessary to vest in the Lender security title to and a security interest in each and every item of Property of the Borrower now existing or hereafter created and acquired, but rather such title and security interest shall vest in the Lender immediately upon the creation or acquisition of any item of Property hereafter created or acquired, without the necessity for any other or further action by the Borrower or by the Lender. The Borrower shall take such steps and observe such formalities as the Lender may request from time to time to create and maintain in favor of the Lender a valid and first lien upon, security interest in and pledge of all of the Property and all other security that the Borrower may grant to the Lender, whether now existing or created or acquired from time to time hereafter.


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                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01. GENERAL REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

                  (a) The Borrower is the owner of the Property and has all necessary power and good right to transfer, sell, assign, convey, and grant a security interest in the same under this Agreement, except for any non-transferable licenses and permits and any documents which the Borrower has produced for examination by the Lender or its counsel and which by their terms prohibit assignment without the consent of another party and which consent has not been obtained; the Property is free and clear of all Liens other than Permitted Encumbrances; and the Borrower does hereby warrant and will forever defend the title to the Property unto the Lender, its successors and assigns, against the claims of all persons whomsoever, whether lawful or unlawful, subject to Permitted Encumbrances.

                  (b) No financing statement covering any of the Property is on file at any public office except those in favor of the Lender and Permitted Encumbrances.

                  (c) The addresses of (i) Borrower's places of business, (ii) the Borrower's chief executive office, (iii) office where the Borrower keeps its records concerning Accounts, and (iv) locations where the Borrower keeps all of its Inventory, equipment and other Tangible Property, are correctly and completely set forth on Exhibit C hereto. No change has occurred in such addresses in six months immediately preceding the execution of this Agreement.

                  (d) All Tangible Property is kept at the addresses listed therefor on Exhibit C hereto.

         SECTION 3.02. ACCOUNT REPRESENTATIONS AND WARRANTIES. The Borrower makes the following warranties and representations to the Lender as to each and every Account now or hereafter identified as an Eligible Account on any Schedule of Accounts, Assignment Summary or other writing furnished to the Lender, whether now existing or acquired, created or arising from time to time hereafter:

                  (a) The Account is an original, genuine, bona fide and legally binding obligation, enforceable in accordance with its terms.

                  (b) Except as disclosed in writing, the Account is not subject to any current claim of reduction, counterclaim, set-off, recoupment, or any claim for credits, allowances or adjustments by the Purchaser because of returned, inferior or damaged goods or unsatisfactory services, or for any other reason, and the same has not been disputed or dishonored by the Purchaser.

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                  (c) The aggregate amount shown as the balance due on the
         Account on the Borrower's books and in any Borrowing Base certificate, Schedule of Accounts, invoices, control balance or other statements delivered to the Lender with respect to the Account is validly and legally owing under the Account and is not contingent for any reason, and there are no facts, events or occurrences that in any way impair the validity or collectibility thereof or tend to reduce the amount payable thereunder from said amount.

                  (d) No agreement under which any deduction or discount may be claimed by the Purchaser has been made other than any customary discounts for prompt payment under practices previously disclosed in writing to the Lender.

                  (e) All statements made in any Borrowing Base certificate, Schedule of Accounts or other documents executed or delivered to the Lender in connection with the Account are true and correct, and all laws and regulations applicable to the transaction giving rise to the Account have been fully complied with in all material respects.

                  (f) The Account does not arise out of a contract with, or order from, a Purchaser that by its terms forbids the assignment of the Account to the Lender or makes such assignment void or unenforceable.

                  (g) The Account arose in the ordinary course of the Borrower's business from a bona fide outright sale of goods, or from the performance of services, by the Borrower under an enforceable contract, and if representing a sale, the goods have been shipped or delivered (or the contract has otherwise been consummated) in accordance with the contract of sale and, if produced by the Borrower, produced in accordance with the provisions of the Fair Labor Standards Act and any other law or regulation applicable to the production thereof, and if representing services, the services have been performed for the Purchaser in accordance with the contract for services.

                  (h) Any merchandise sold or services rendered giving rise to the Account are substantially as represented to the Purchaser thereof, and no express warranties have been made with respect to any merchandise or services covered by the Account except such as appear on the face of any written document executed and delivered in connection with said Account.

                  (i) The Purchaser has not returned or refused to retain any goods giving rise to the Account.

                  (j) The goods, if any, giving rise to the Account are not, and were not at the time of the sale thereof, subject to any Lien except those of the Lender, those removed or terminated prior to the date hereof and Permitted Encumbrances.


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                  (k) All Purchasers thereunder had the capacity to contract at the time any contract or other document giving rise to the Account was executed.

                  (l) No notice of any of the following has been received with respect to any Purchaser: (i) the death of the Purchaser or of any partner thereof, if a partnership; (ii) the dissolution, termination of existence or business failure of the Purchaser; (iii) the ceasing or suspension of the Purchaser's general existing business; (iv) the filing of any petition by or against the Purchaser for any relief under any provision of the Bankruptcy Code; (v) the making of an assignment for the benefit of creditors by the Purchaser; (vi) the calling of a meeting by any of the creditors of the Purchaser to consider any distressed or threatened distressed financial condition; (vii) the Purchaser's becoming insolvent or attempting to secure a general extension from the Purchaser's creditors; (viii) the Purchaser's making a bulk sale of the Purchaser's assets or sending notice of an intended bulk sale; (ix) the appointment of a receiver, trustee, liquidator or custodian of all or any part of the Purchaser's assets or affairs; (x) any proceedings or actions that are threatened or pending against the Purchaser that might result in any material adverse change in the Purchaser's financial condition; or (xi) any fact that reflects adversely on the general creditworthiness and financial condition of the Purchaser.

                  (m) The Account is not evidenced by a judgment and is not evidenced or secured by an Instrument, Document or Chattel Paper unless the original thereof (or each of them if more than one) has been endorsed and/or assigned and delivered to the Lender in accordance with
         Section 5.11.

         Each of the foregoing representations and warranties must be true and correct with respect to each Account for it to be entitled to be considered an Eligible Account. If the Borrower should disclose to the Lender that the Borrower does make any such representation or warranty with respect to any Account, or if any such representation or warranty is not true and correct with respect to any Account, the Lender may, in its sole discretion, exclude such Account from Eligible Accounts.

         SECTION 3.03. INVENTORY REPRESENTATIONS AND WARRANTIES. The Borrower makes the following warranties and representations to the Lender as to each and every item of Inventory identified as Eligible Inventory on any Schedule of Inventory, Assignment Summary or other writing furnished to the Lender, whether now existing or hereafter created or acquired, to the best of Borrower's knowledge:

                  (a) All statements or representations made by the Borrower on or with respect to any Borrowing Base Certificate, Schedule of Inventory or other documents furnished to the Lender by the Borrower with respect to such Inventory are true and correct in all material respects, and the Lender may rely on such statements and representations in determining the eligibility and collateral value of the Inventory.


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                  (b) All Inventory is located on premises identified on Exhibit
         "C" hereto or is Inventory that is in transit to Purchasers in the ordinary course of business and is so identified on the relevant Schedule of Inventory.

         Each of the foregoing representations and warranties must be true and correct with respect to each Inventory for it to be entitled to be considered Eligible Inventory. If the Borrower should disclose to the Lender that the Borrower does make any such representation or warranty with respect to any Inventory, or if any such representation or warranty is not true and correct with respect to any Inventory, the Lender may, in its sole discretion, exclude such Inventory from Eligible Inventory.


                                   ARTICLE IV

                        CERTAIN COVENANTS AND AGREEMENTS
                        CONCERNING ACCOUNTS AND INVENTORY

         SECTION 4.01. GENERAL.

                  (a) The Borrower will diligently perform all of the Borrower's obligations under each and every contract or purchase order in connection with which Accounts are created or exist strictly in accordance with the terms thereof and will not commit or permit any breach on the Borrower's part in connection with any such contract or purchase order.

                  (b) If any material allowance or credit on any Account be given by the Borrower, the Borrower will promptly give written notice thereof to the Lender and the amount of such allowance or credit shall be deducted from Eligible Accounts.

                  (c) If any material amount of merchandise giving rise to an Account should be returned to the Borrower, the Borrower will promptly give written notice thereof to the Lender and the amount of such merchandise shall be deducted from Eligible Accounts.

                  (d) Promptly after the Borrower's learning thereof, the Borrower will inform the Lender in writing of any material delay or default in the Borrower's performance of any of its material obligations to any Purchaser, any assertion of any material claims, offsets or counterclaims by any Purchaser, any material allowances, credits or other monies granted by the Borrower to any Purchaser, any material adverse information relating to the financial condition of any Purchaser, or any other material adverse change in any of the Borrower's representations and warranties regarding Accounts under this Agreement.

                  (e) If any Account arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, the Borrower will promptly notify the Lender thereof in writing and execute any instruments and take any other action required or requested by the Lender to perfect the Lender's security interest in such Account

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         under the provisions of the Federal Assignment of Claims Act, or shall exclude such Account from Eligible Accounts.

                  (f) The Borrower will provide the Lender with copies of all agreements between the Borrower and any warehouse at which any Inventory may, from time to time, be kept and all leases or similar agreements between the Borrower and any other person, whether the Borrower is lessor or lessee thereunder.

                  (g) No Inventory shall be stored with a bailee, warehouseman or similar party other than those described on Exhibit C without the Lender's written consent. The Borrower shall notify the Lender within 30 days after the storage of any Inventory with any such person, and if the Lender so requires, the Borrower will concurrently therewith cause any such bailee, warehouseman or similar party to issue and deliver to the Lender, in form and substance acceptable to the Lender, warehouse receipts therefor in the Lender's name.

         SECTION 4.02. COLLECTION OF ACCOUNTS; SEGREGATION OF PROCEEDS: ETC.

                  (a) Until the occurrence of an Event of Default hereunder, or until such earlier time as the Lender shall exercise any of its rights under Section 4.03, the Borrower will, at the Borrower's sole expense, collect from the Purchaser on each Account all amounts due thereon as and when the same shall become due; and in the event of any default by any Purchaser justifying such action, the Borrower will have the authority, at the Borrower's sole expense, to repossess any merchandise covered by any such Account in accordance with the terms thereof and any applicable law and to take such other action with respect to any such Account or the merchandise covered thereby as the Borrower, in the absence of instructions from the Lender, may deem advisable.

                  (b) Commencing the date hereof, the Borrower shall at all times until this Agreement is terminated as set forth in Section 8.09, open and maintain at the Borrower's expense a lock box with the Lender for the receipt of all remittances with respect to Property. The Borrower shall execute an agreement with the Lender in form and substance satisfactory to the Lender governing such lock box and shall notify the Purchasers to make payments on the Accounts directly to said lock box. Commencing the date hereof, the Borrower shall turn over all items that are received from Purchasers in payment of Accounts (but that are not paid to the lock box once the lock box is established) directly to the Lender for deposit to a depository ZBA account (the "Depository ZBA"). All amounts received by the Lender from the lock box shall also be deposited to the Depository ZBA. All deposits made to the Depository ZBA will be transferred daily to the Commercial Finance Clearing Account, which is an account in the name of the Lender's Commercial Finance Department used to clear the funds collected. Funds will be held in that account for two Business Days. After the two-day period elapses, such funds shall be credited by the Lender to the Obligations in accordance with Section 5.10. The flow of funds resulting from the collection of Accounts shall be governed by the Lender's rules and regulations from time to time in effect for cash


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         management accounts of this type. Upon request by the Lender, all checks and other forms of remittance received by the Borrower as proceeds of Property shall be (a) held in trust for the Lender separate and apart from and not commingled with any property of the Borrower,
         (b) kept capable of identification as the property of the Lender, and
         (c) delivered not less often than daily to the Lender in the identical form received, with appropriate endorsements, and accompanied by a report prepared by the Borrower in such form as the Lender shall require.

         SECTION 4.03. ATTORNEY-IN-FACT. The Borrower hereby constitutes and appoints the Lender, or any other person whom the Lender may designate, as the Borrower's attorney-in-fact, at the Borrower's sole cost and expense, to exercise at any time after the occurrence of an Event of Default hereunder, all of the following powers and all of the powers set forth in Section 7.05, all of which powers, being coupled with an interest, shall be irrevocable until the Lender's security interest shall have been terminated in writing as set forth in
Section 8.09: (a) to transmit to any Purchasers notice of the Lender's interest in the Accounts and to demand and receive from such Purchasers at any time, in the name of the Lender or of the Borrower or of the designee of the Lender, information concerning the Accounts and the amounts owing thereon; (b) to notify Purchasers to make payments on the Accounts directly to the Lender or to a lock box designated by Lender; (c) to take or to bring, in the name of the Lender or in the name of the Borrower, all steps, action, suits or proceedings deemed by the Lender necessary or desirable to effect collection of the Accounts; (d) to receive, open and dispose of all mail addressed to the Borrower and to notify postal authorities to change the address for the delivery thereof to such address as the Lender may designate; and (e) to receive, take, endorse, assign and deliver in the Lender's name or in the name of the Borrower any and all checks, notes, drafts and other instruments relating to Accounts. All acts of such attorney-in-fact or designee taken pursuant to this Section or Section 7.05 are hereby ratified and approved by the Borrower, and said attorney or designee shall not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law.

         SECTION 4.04. COLLECTION METHODS. It is distinctly understood and agreed that the Borrower will not institute any court action or other legal proceedings for garnishment, attachment, repossession of property, detinue or make any attempt to repossess any merchandise covered by any Account otherwise than through legal proceedings by or under the direction of competent legal counsel. The Borrower agrees to indemnify and hold the Lender harmless from any loss or liability of any kind that may be asserted or sought to be asserted against the Lender by virtue of any suit filed, process issued or any repossession or attempted repossession done or attempted by the Borrower or at the Borrower's direction or any endeavors that the Borrower may make to collect or enforce any Accounts or repossess any goods covered by any Account.

         SECTION 4.05. SCHEDULE OF INVENTORY AND ACCOUNTS RECEIVABLE. The Borrower shall deliver to the Lender not later than the 25th day after the end of each calendar month a schedule of Inventory and outstanding Accounts Receivable, listing the type, locations, customer, aging and such other information with respect to said Inventory and Accounts Receivable as the Lender may request.

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         SECTION 4.06. VERIFICATION OF ACCOUNTS. Any of the Lender's officers, employees or agents shall have the right, at any time or times hereafter, to verify with any Purchaser the validity or amount of, or any other matter relating to, any Accounts by mail, telephone, telegraph or otherwise.


                                    ARTICLE V

                         OTHER COVENANTS AND AGREEMENTS

         SECTION 5.01. GENERAL. The Borrower covenants and agrees with the Lender as follows:

                  (a) The Borrower will keep all Tangible Property at the locations set forth on Exhibit C, and the Borrower will not change such locations, the locations of the Borrower's places of business, chief executive office or the location at which the Borrower's records are kept without the prior written consent of the Lender (which consent shall not unreasonably be withheld), although the Borrower may transfer Inventory as set forth in Section 4.01(g) and may transfer other Tangible Property among those locations without the need for such consent if such transfer will not adversely affect the perfection or priority of the Lender's security interest in such Tangible Property. The Borrower will not remove any material portion of the Tangible Property from the locations specified therefor in Exhibit C without the prior written consent of the Lender, except that Inventory may be shipped, transported and removed upon its sale in the ordinary course of business.

                  (b) Except as set forth in Section 4.01(g), the Borrower will notify the Lender in writing of any proposed change in any of the locations described in paragraph (a) above at least 30 days prior to the date of the proposed change (which proposed location must be in the continental United States of America), and shall furnish the Lender with any information that the Lender may request in considering whether to consent to the proposed change. In connection with any change in any of such locations, the Borrower will execute and file any financing statements the Lender deems necessary or desirable to perfect, preserve and protect the Liens of the Lender in the Property. The Borrower will give the Lender at least 30 days' prior written notice of the Borrower's opening of any new place of business or of the closing of any existing place of business, and any such new place of business shall be within the continental United States of America.

                  (c) The Borrower is and shall remain the owner of all real estate on which any of the locations described in paragraph (a) above are located, except as described in Exhibit C. The Borrower has heretofore obtained from the owner of each parcel of real estate not owned by the Borrower as shown on Exhibit C a written waiver or subordination (in form

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         and substance satisfactory to the Lender) of any landlord's Lien or other Lien the owner might have with respect to the Property, and the Borrower has delivered the same to the Lender.

                  (d) The Borrower will not allow any of the Property that is not a fixture to become affixed to any real estate other than the real estate described in Exhibit A in such manner as to become a fixture or a part thereof without the prior written consent of the Lender. However, if at any time any of the Tangible Property should be affixed to any other real estate, the security interest of the Lender under this Agreement shall nevertheless attach to and include said Tangible Property. The Borrower will promptly furnish to the Lender a description of any such real estate and the names of the record owners thereof, execute such additional financing statements and other documents as the Lender may require, obtain from the owners of such real estate and the holders of any Liens thereon such subordination agreements and other documents as the Lender may request, and take such other actions as the Lender may deem necessary or desirable to preserve and perfect the Lender's security interest therein as a first priority perfected security interest, subject only to Permitted Encumbrances.

                  (e) The Borrower will not, without the prior consent of the Lender, sell, lease, transfer, convey or otherwise dispose of any material portion of the Property, or pledge or grant any security interest in, any of the Property, to any person other than the Lender (except that Inventory may be sold, leased or otherwise disposed of on normal terms and at normal prices in the ordinary course of the Borrower's business), or permit any Lien to attach to any of the Property or any levy to be made thereon or any other financing statement (other than those of the Lender or those that may be filed with respect to Permitted Encumbrances) to be on file with respect to any of the Property.

                  (f) At the request of the Lender, the Borrower will join with the Lender in executing one or more financing statements pursuant to the Code in form and substance satisfactory to the Lender covering the Property and will pay the costs of filing the same in all public offices wherever filing is deemed necessary or prudent by the Lender. If the Borrower fails or refuses to execute any such financing statement, the Lender may file an executed copy or photocopy of an executed copy of this Agreement as a financing statement in any such offices to the extent permitted by applicable law.

                  (g) The Lender may correct any and all patent errors in this Agreement or any financing statements or other documents executed in connection herewith.

                  (h) The Borrower will inform the Lender in writing of any material adverse change in any of the representations and warranties of the Borrower under this Agreement, promptly after the Borrower learns of such change.

                  (i) The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Property and such other reports in connection with the Property as the Lender may reasonably request, all in reasonable detail.

                  (j) The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Property, including a record of all payments received and all credits granted with respect to the Property and all other dealings with the Property. Upon request of the Lender, the Borrower will make proper entries in such books and records disclosing the assignment of the Property to the Lender and shall segregate and mark such books and records with the Lender's name in a manner satisfactory to the Lender. After the occurrence of an Event of Default the Borrower will deliver and turn over to the Lender any such books and records at any time on demand of the Lender.

         SECTION 5.02. TAXES AND ASSESSMENTS. The Borrower will pay when due all taxes, assessments and other charges levied or assessed against any of the Property, or any part thereof, and all other claims that are or may become Liens against the Property, or any part thereof, except any such taxes, assessments, charges and claims that are Permitted Encumbrances or which are subject to Permitted Contests, and should default be made in the payment of same, the Lender, at its option, may pay them.

         SECTION 5.03. INSURANCE. The Borrower will keep the Tangible Property insured for the benefit of the Lender (to whom loss shall be payable and to whom 30 days' prior written notice of termination of the policy shall be given) in such amounts, with such companies and against such risks as may be satisfactory to the Lender, pay the cost of all such insurance, and deliver certificates evidencing such insurance to the Lender. The Borrower hereby assigns to the Lender each and every policy of insurance covering the Property, or any part thereof, including all rights to receive the proceeds and returned premiums of such insurance. All such policies shall provide that any losses payable thereunder shall name the Lender as additional insured or loss payee (as applicable) thereunder. The Borrower will cause duplicate originals of any and all such insurance policies to be deposited with the Lender. Each of such policies shall contain an agreement by the insurer that the same shall not be cancelled without at least 30 days' prior written notice to the Lender. With respect to all such insurance policies, the Lender is hereby authorized, but not required, on behalf of the Borrower, to collect for, adjust or compromise any losses under any such insurance policies and to apply, at its option, the loss proceeds (less expenses of collection) to the Obligations in accordance with
Section 5.10, or to the repair, replacement or restoration of the Property, or to remit the same to the Borrower, but any such application or remittance shall not cure or waive any default by the Borrower and shall not operate to abate, satisfy or release any of the Obligations remaining unpaid after such application or remittance. If any proceeds are received by the Borrower under any such insurance policies, the Borrower will promptly apply such proceeds to the repair, replacement or restoration of the Property unless the Borrower receives contrary directions from the Lender. In case of a sale pursuant to the default provisions hereof, or any conveyance of all or any part of the Property in extinguishment of the Obligations, complete title to all such insurance policies and the unearned premiums with respect thereto shall pass to and vest in the purchaser of the Property.

         SECTION 5.04. CARE OF TANGIBLE PROPERTY: NOTICE OF LOSS, ETC. The Borrower will: (a) take good care of the Tangible Property, consistent with the reasonable practices of persons engaged in the same or a similar business; (b) not commit or permit any material waste thereon; (c) keep all Tangible Property in good repair; (d) at all times maintain the Tangible Property in good condition, reasonable wear and tear alone excepted; (e) not use or permit the use of the Tangible Property in violation of any regulation, order, law or ordinance of any Governmental Authority; and (f) notify the Lender immediately in writing of any event causing material loss or depreciation in value of any of the Property, and of the amount of such loss or depreciation (other than depreciation in the Tangible Property resulting from ordinary wear and tear).

         SECTION 5.05. FILING FEES AND TAXES. The Borrower agrees, to the extent it may lawfully do so, to pay all recording and filing fees, revenue stamps, taxes and other expenses and charges payable in connection with the execution and delivery to the Lender of this Agreement and the Note evidencing the Obligations, and the recording, filing, satisfaction, continuation and release of this Agreement and any financing statements or other instruments filed or recorded in connection herewith.

         SECTION 5.06. USE OF TANGIBLE PROPERTY. The Borrower agrees (a) to comply in all material respects with the terms of any lease covering the premises wherein the Tangible Property is located and all regulations, orders, laws or ordinances of any Governmental Authority concerning such premises or the conduct of business therein; (b) not to conceal or abandon the Tangible Property; and (c) not to lease or hire any of the Tangible Property to any Person or permit the same to be leased or used for hire otherwise than pursuant to any Permitted Encumbrances.

         SECTION 5.07. DEPOSIT ACCOUNTS. The Borrower agrees to maintain the Deposit Accounts on deposit with the Lender. As security for the Obligations, the Borrower hereby assigns and transfers to the Lender the exclusive dominion and control of the Deposit Accounts, including the right to withdraw funds therefrom. All proceeds in the Deposit Accounts shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. No checks, drafts or other instruments that are deposited into any Deposit Account or otherwise received by the Lender pursuant hereto shall constitute final payment until finally collected.

         SECTION 5.08. ASSIGNED AGREEMENTS. The Borrower will diligently perform all of its obligations under each and every Assigned Agreement in accordance with its terms and shall not commit or permit any breach on the part of the Borrower in connection therewith.

         SECTION 5.09. NOTICE OF DISPUTES, ETC. The Borrower will notify the Lender promptly in writing of any matters materially affecting the value, enforceability or collectibility of any of the Assigned Agreements, including material disputes, offsets, defenses, counterclaims, returns and rejections and all reclaimed or repossessed property.

         SECTION 5.10. APPLICATION OF PAYMENTS AND COLLECTIONS. The Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by the Lender from or on behalf of Borrower, and the Borrower irrevocably agrees that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by the Lender or its agent against the Obligations, notwithstanding any entry by the Lender upon any of its books and records.

         SECTION 5.11. INSTRUMENTS, DOCUMENTS AND CHATTEL PAPER. Immediately upon the Borrower's receipt of any Property which consists of or is evidenced or secured by an agreement, Instrument, Document or Chattel Paper, the Borrower will deliver the original thereof (or each executed original counterpart if more than one) to the Lender, together with appropriate endorsements and assignments in form and substance acceptable to the Lender.

         SECTION 5.12. VISITATION. The Borrower will permit representatives of the Lender from time to time to visit and inspect the Property, all records related thereto, the premises upon which any of the Property is located, and any of the other offices and properties of the Borrower; to inspect and examine the Property and to inspect, audit, check, copy and make abstracts from the books, records, journals, orders, receipts, correspondence and other data relating to the Property or to any other transactions between the Borrower and the Lender; to examine the assets and books of account of the Borrower; to discuss the affairs, finances and accounts of the Borrower with and be advised as to the same by the officers thereof, if a corporation, or if not by other responsible persons; and to verify the amount, quantity, value and condition of, or any other matter relating to, the Property, all at such reasonable times and intervals as the Lender may desire. The Borrower hereby irrevocably authorizes and instructs any accountants at any time acting for the Borrower during the term of this Agreement to give the Lender any information the Lender may request at any time regarding the financial affairs of the Borrower and to furnish the Lender with copies of any documents in their possession related thereto. The Borrower acknowledges that in the absence of the occurrence of an Event of Default the Lender intends to conduct an audit through auditors of the Lender's choosing at the Lender's expense at least two (2) times per year. After the occurrence of an Event of Default such audits may be conducted by the Lender at the Borrower's expense at such intervals as the Lender may require.

         SECTION 5.13. FURTHER ASSURANCES. At the Borrower's cost and expense, upon request of the Lender, the Borrower will duly execute and deliver, or cause to be duly executed and delivered, to the Lender such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Lender or its counsel to perfect, preserve and protect the validity and priority of the Liens of the Lender in the Property and to carry out more effectively the provisions and purposes of this Agreement.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

         The occurrence of any of the following events shall constitute an event of default (an "Event of Default") under this Agreement (whatever the reason for such event and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

                  (a) the Borrower shall fail to observe or perform any covenant, condition or agreement on the part of the Borrower to be observed or performed under this Agreement; or

                  (b) any representation or warranty made in this Agreement or in any of the other Loan Documents shall prove to be false or misleading in any material respect as of the time made; or

                  (c) any report, certificate, financial statement or other instrument furnished in connection with this Agreement, or the borrowings under this Agreement or any of the other Loan Documents, shall prove to be false or misleading in any material respect as of the time made; or

                  (d) any uninsured portion of the Tangible Property having an aggregate fair market value of $50,000.00 or more shall be lost, stolen, damaged, sold, destroyed or encumbered, or any levy, seizure or attachment shall be made thereof or thereon; or

                  (e) any event of default, as therein defined, shall occur under any of the other Loan Documents (after taking into account any applicable notice, grace or cure period .


                                   ARTICLE VII

                                    REMEDIES

         SECTION 7.01. ACCELERATION OF OBLIGATIONS. Upon the occurrence of any Event of Default, the Lender shall have the right, by written notice to the Borrower, to declare the entire unpaid balance of the Obligations, with accrued interest thereon, immediately due and payable.

         SECTION 7.02. CERTAIN RIGHTS OF LENDER AFTER DEFAULT. Upon the occurrence of an Event of Default, the Lender shall have, in addition to any other rights under this Agreement or under applicable law, without notice to the Borrower (or with notice to the Borrower if notice is required and cannot be waived under applicable law), to take any or all of the following actions at the same or different times:

                  (a) The Lender may, without notice to the Borrower except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Obligations against the Deposit Accounts, or any part thereof.

                  (b) The Lender may exercise any and all rights and remedies of the Borrower under or in connection with any Assigned Agreement or otherwise in respect of the Property, including any and all rights of the Borrower to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement, and to modify, amend, terminate, replace, settle or compromise any Assigned Agreement or any sum payable thereunder.

                  (c) The Lender may (i) notify Purchasers that Accounts have been assigned to the Lender, demand and receive information from Purchasers with respect to Accounts, forward invoices to Purchasers directing them to make payments to the Lender, collect all Accounts in the Lender's or the Borrower's name and take control of any cash or non-cash proceeds of Property; (ii) enforce payment of any Accounts, prosecute any action or proceeding with respect to Accounts, extend the time of payment of any and all Accounts, make allowances and adjustments with respect thereto and issue credits in the name of the Lender or the Borrower; (iii) settle, compromise, extend, renew, release, terminate or discharge, in whole or in part, any Account or to deal with the same as the Lender may deem advisable; and (iv) require the Borrower to open all mail only in the presence of a representative of the Lender, who may take therefrom any remittance on Property.

                  (d) The Lender may (i) enter upon the premises of the Borrower or any other place or places where the Property is located and kept, and through self-help and without judicial process, without first obtaining a final judgment or giving the Borrower notice and opportunity for a hearing on the validity of the Lender's claim, without any pre-seizure hearing as a condition to repossession through court action and without any obligation to pay rent to the Borrower, remove the Property therefrom to the premises of the Lender or of any agent of the Lender for such time as Lender may desire to collect or liquidate the Property; (ii) require the Borrower, upon the request of the Lender, to assemble the Tangible Property and make it available to the Lender at places which the Lender shall select, whether at the Borrower's premises or elsewhere, and to make available to the Lender all of the Borrower's premises and facilities for the purpose of the Lender' s taking possession of, removing or putting the Inventory and such other goods in salable form; and (iii) use, and permit any purchaser of any of the Property from the Lender to use, without charge, the Borrower's labels, General Intangibles and advertising matter or any property of a similar nature, as it pertains to, or is included in, any of the Property, in advertising for sale, preparing for sale and selling any Property, and finishing the manufacture, processing, fabrication, packaging and delivery of the Inventory, and the Borrower's rights under all licenses and all franchise agreements shall inure to the Lender's benefit.

                  (e) The Lender, without demand of performance or other demand, advertisement or notice of any kind (except any notice required by law, which may be given in the manner specified in Section 8.01) to or upon the Borrower or any other person (all of which demands, advertisements and notices are hereby expressly waived, to the extent permitted by applicable law), may forthwith collect, receive, appropriate, repossess and realize upon the Property, or any part thereof, and may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver the Property (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange broker's board or at any of the Lender's offices or elsewhere at such prices as the Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Property so sold, free of any right or equity of redemption, which equity of redemption the Borrower hereby releases to the extent permitted by applicable law. To the extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Property.

         SECTION 7.03. REPOSSESSION OF THE PROPERTY: CARE AND CUSTODY OF THE
PROPERTY: ETC. The Borrower agrees to give the Lender notice in the manner set forth in Section 8.01 within 48 hours of the date of repossession of the Property, or any part thereof, by the Lender as to any other property of the Borrower alleged to have been left on, upon or in the repossessed Property at the time of repossession; and such notice shall be an express condition precedent to any action or suit for loss or damages in connection therewith. The Borrower further agrees that the Lender may hold any such property of the Borrower without liability for a reasonable time after any such notice is received, and that the Lender will have a reasonable time to notify the Borrower as to where the Borrower can collect such property. The Borrower agrees that if the Lender shall repossess the Property, or any part thereof, at a time when no Event of Default shall have occurred hereunder, and the repossessed Property is thereafter returned to the Borrower, the damages therefor, if any, shall not exceed the fair rental value of the repossessed Property for the time it was in the Lender's possession. The Borrower hereby expressly and irrevocably consents to, and to the extent that the Borrower may lawfully do so, invites the Lender and its agents to come upon any premises on which any of the Property is now or hereafter located for all purposes related to the Property, including repossession thereof. To the extent that the Borrower may lawfully do so, the Borrower further covenants and warrants that (a) any entry by the Lender and its agents upon such premises for the purpose of repossessing the Property, or any part thereof, shall not be a trespass upon such premises and (b) any such repossession shall not constitute conversion of the Property, or any part thereof. The Borrower further agrees to indemnify and hold the Lender harmless against, and hereby releases the Lender from any actions, claims, costs, liabilities or expenses arising directly or indirectly from any attempt to enter such premises and repossess any of the Property after the occurrence of an Event of Default. The Lender shall be deemed to have exercised reasonable care in the custody and presentation of the Property in its possession if it takes such reasonable actions for that purpose as the Borrower will request in writing, but the Lender shall have sole power to determine whether such actions are reasonable. Any omission to do any act not requested by the Borrower will not be deemed a failure to exercise reasonable care. The Lender will not at any time be responsible for the preservation of the Property and shall not be liable for any failure to realize upon, or to exercise any right or power with respect to, the Property, or for any delay in so doing, whether or not the Property is in the Lender's possession.

         SECTION 7.04. APPLICATION OF PROCEEDS. The net cash proceeds resulting from the exercise of any of the rights and remedies of the Lender under this Agreement, after deducting all charges, expenses, costs and attorneys' fees relating thereto, including any and all reasonable costs and expenses incurred in securing the possession of Property, moving, storing, repairing or finishing the manufacture of Property, and preparing the same for sale, shall be applied by the Lender to the payment of the Obligations in accordance with Section 5.10, and the Borrower will remain liable to the Lender for any deficiency.

         SECTION 7.05. ATTORNEY-IN-FACT AFTER DEFAULT. At any time after the occurrence of an Event of Default, the Lender or any other person serving as the Borrower's attorney-in-fact under Section 4.03 shall have the following powers:
(a) to sell or assign any of the Property upon such terms, for such amounts and at such time or times as the Lender deems advisable and to execute any bills of sale or assignments in the name of the Borrower in relation thereto; (b) to take control, in any manner, of any item of payment on, or proceeds of the Property;
(c) to use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Property to which the Borrower has access; (d) to exercise all of the Borrower's rights and remedies with respect to the collection of the Accounts; (e) to settle, adjust, compromise, extend, renew, discharge, terminate or release the Accounts in whole or in part; (f) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (g) to sell or assign the Accounts upon such terms, for such amounts and at such time or times as the Lender deems advisable; (h) to take control, in any manner, of any item of payment on, or proceeds of, Property; (i) to prepare, file and sign the Borrower's name on any proof of claim in bankruptcy or similar document against any Purchaser; (j) to prepare, file and sign the Borrower's name on any notice of Lien, assignment or satisfaction or termination of Lien or similar document in connection with the Accounts; (k) to do all acts and things necessary, in the Lender's sole discretion, to fulfill the Borrower's obligations under this Agreement; (l) to sign or endorse the name of the Borrower upon any Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading, warehouse receipt or similar document or agreement relating to the Accounts or Inventory; (m) to use the Borrower's stationery and to sign the name of the Borrower to verifications of the Accounts and notices thereof to Purchasers; (n) to enter into contracts or agreements for the processing, fabrication, packaging and delivery of Inventory as said attorney-in-fact or designee or the Lender may from time to time deem appropriate and charge the Borrower's account for any reasonable costs thereby incurred; and (o) to do all acts and things necessary, in the Lender's sole judgment, to carry out the purposes of this Agreement.

         SECTION 7.06. REMEDIES CUMULATIVE. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any other rights or remedies now or hereafter existing at law or in equity.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. NOTICES. Any request, demand, authorization, direction, notice, consent or other document provided or permitted by this Agreement may be given in the manner, and shall be effective at the time, provided in Section
10.02 of the Loan Agreement. Five Business Days' written notice to the Borrower as provided above shall constitute reasonable notification to the Borrower when notification is required by law; provided, however, that nothing contained in the foregoing shall be construed as requiring five Business Days' notice if, under applicable law and the circumstances then existing, a shorter period of time would constitute reasonable notice.

         SECTION 8.02. HEIRS, SUCCESSORS AND ASSIGNS. Whenever in this Agreement any party hereto is referred to, such reference shall be deemed to include the heirs, successors and assigns of such party, except that the Borrower may not assign or transfer this Agreement without the prior written consent of the Lender; and all covenants, promises and agreements by or on behalf of the Borrower which are contained in this Agreement shall bind and inure to the benefit of the Borrower's heirs, successors and permitted assigns and shall bind and inure to the benefit of the successors and assigns of the Lender.

         SECTION 8.03. COSTS. The Borrower will promptly reimburse the Lender for any and all costs and expenses, including the reasonable fees and disbursements of counsel to the Lender, that the Lender may incur in connection with (a) the enforcement of the rights of the Lender in connection with the Obligations, (b) the protection or perfection of the Lender's rights and interest hereunder, (c) the exercise by or for the Lender of any of the rights or powers herein conferred upon the Lender, and (d) the prosecution or defense of any action or proceeding by or against the Lender, the Borrower, any Obligor, any Purchaser, or any one or more of them, concerning any matter arising out of, connected with or related to this Agreement, any of the Property, or any of the Obligations.

         SECTION 8.04.  LENDER MAY PERFORM AND PAY CLAIMS.

                  (a) If the Borrower fails to pay or perform any obligation contained herein, the Lender may itself pay or perform, or cause to be paid or performed, such obligation.

                  (b) The Lender may, at any time or times hereafter, in its sole discretion and without waiving or releasing any obligation of the Borrower or any Event of Default, pay, acquire or accept an assignment of any Lien against the Property, other than Permitted Encumbrances; provided that the Lender first gives the Borrower written notice of its intent to do so, and the Borrower does not, within a reasonable time not to exceed 10 days of such notice, pay such claim or obtain the release of such Lien.

                  (c) All reasonable amounts expended by the Lender pursuant to
         (a) or (b) above shall become a debt of the Borrower to the Lender additional to the Obligations hereby specially secured, which shall be due and payable on demand, and shall be secured hereby, and such amounts shall bear interest until paid at the interest rate provided for in Section 2.03(c) of the Loan Agreement after the occurrence of an Event of Default (as therein defined), or the highest rate permitted by law, whichever shall be less.

         SECTION 8.05. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Alabama except as required by mandatory provisions of law and except to the extent that the validity, perfection and enforcement of the Liens on the Property are governed by the laws of any jurisdiction other than the State of Alabama.

         SECTION 8.06. NON-WAIVER: MODIFICATION; ETC. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. The Lender may permit the Borrower to remedy any default without waiving the default so remedied, and the Lender may waive any default without waiving any other subsequent or prior default by the Borrower. No modification, amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

         SECTION 8.07. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 8.08. BORROWER LIABLE ON ASSIGNED AGREEMENTS. Notwithstanding anything in this Agreement to the contrary (a) the Borrower will remain liable under the Assigned Agreements to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any rights hereunder shall not release the Borrower from any of its rights or obligations under the Assigned Agreements, and (c) the Lender shall not have any obligation or liability under the Assigned Agreements by reason of this Agreement or the receipt by the Lender of any payment hereunder, nor shall the Lender be obligated to perform any of the obligations or duties of the Borrower under the Assigned Agreements, to take any action to collect, file and enforce any claim for payment assigned to the Lender hereunder, or to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance by any party hereunder.

         SECTION 8.09. TERMINATION OF SECURITY INTEREST. This Agreement and the Lender's security interest under this Agreement in the Property will not be terminated until a duly authorized officer of the Lender signs a written termination agreement. Even if the Borrower should pay all of the Obligations owing to the Lender at any one time, the Lender's security interest will continue to secure any sum the Borrower should later owe the Lender until the written termination agreement referred to above has been executed by the Lender. Except as otherwise expressly provided for in this Agreement, no termination of this Agreement shall in any way affect or impair the representations, warranties, agreements, covenants, obligations, duties and liabilities of the Borrower or the powers, rights and remedies of the Lender under this Agreement with respect to any transaction or event occurring prior to such termination, all of which shall survive such termination. The Lender shall be obligated to terminate the security interest under this Agreement after receipt of the Borrower's written request therefor, (a) if the Borrower has paid in full all of the Obligations then outstanding, (b) if the Line of Credit has terminated and the Lender is not obligated to extend any further credit to the Borrower, and (c) if the Borrower has no contingent Liabilities to the Lender. The provisions of this Section are subject to those of Section 8.11.

         SECTION 8.10. MORTGAGE. If any of the Property is also subject to a valid and enforceable Lien under the terms of any mortgage and the terms of such mortgage are inconsistent with the terms of this Agreement, then, at the option of the Lender, the terms of such mortgage shall be controlling with respect to fixtures, leases, licenses, contracts and agreements included in the Property that relate to the real property described in such mortgage, and the terms of this Agreement shall be controlling in the case of all other Property.

         SECTION 8.11. REINSTATEMENT OF AGREEMENT. This Agreement, the obligations of the Borrower hereunder, and the Liens, rights and remedies of the Lender hereunder, shall continue to be effective, or be automatically reinstated, as the case may be, if at any time any amount applied to the payment in whole or in part of any of the Obligations is rescinded or must otherwise be restored or returned to the Borrower or any other person (or paid to the creditors of the Borrower or any such person, or to any custodian, receiver, trustee or other officer with similar powers with respect to the Borrower or any such person, or with respect to any part of the property thereof (collectively, a "custodian")) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any such person, or upon or as a result of the appointment of a custodian with respect to the Borrower or any such person, or with respect to any part of the property thereof, or otherwise, all as though such payment had not been made.

           IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by a duly authorized officer as of the date and year first above written.

                                      MARTIN INDUSTRIES, INC.



                                      By:          /S/    RODERICK V. SCHLOSSER
                                          --------------------------------------
                                          Its:     Vice President and CFO
                                               ---------------------------

                                               Post Office Box 128
                                               301 East Tennessee Street
                                               Florence, Alabama 35630


STATE OF ALABAMA                    )
                                    )
COUNTY OF MADISON                   )

                  I, the undersigned, a Notary Public in and for said County in said State, do hereby certify that Roderick V. Schlosser, whose name as Vice President and CFO of Martin Industries, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, and known to be such officer, acknowledged before me on this day that being informed of the contents of said instrument, (s)he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this the 22nd day of March, 2000.

                                      /S/   DIANE S. MCGEE
                                      --------------------------------------
                                      Notary Public
                                      My Commission expires:     08-20-00
                                                               -------------

                                   EXHIBIT "A"

                                 NOT APPLICABLE

                                    EXHIBIT B

            (Material Agreements, General Intangibles, Leases, etc.)


Part 1 (Assigned Agreements):

                                    N/A




Part 2 (General Intangibles):

                                    N/A




Part 3 (Leases in which Borrower is the Lessor):

                                    N/A




Part 4 (Leases in which Borrower is the Lessee):

                                    N/A

                                    EXHIBIT C

                                   (Addresses)


         1. Address of the Borrower's place(s) of business and chief executive office (if the Borrower has more than one place of business):

                  301 East Tennessee Street
                  Florence, Alabama 35630
                  (Lauderdale County, Alabama)

         2.       Address where Borrower keeps its records concerning Accounts:

                  301 East Tennessee Street
                  Florence, Alabama 35630
                  (Lauderdale County, Alabama)

         3. Addresses of property owned by the Borrower on which any Property is or will be located:

                  Corporate Office
                  301 East Tennessee Street
                  Florence, Alabama 35630
                  (Lauderdale County, Alabama)

                  Engineering Facility
                  1120 North Royal Avenue
                  Florence, Alabama 35630
                  (Lauderdale County, Alabama)

                  Athens Plant
                  800 Elm Street
                  Athens, Alabama 35611
                  (Limestone County, Alabama)

                  Huntsville Plant
                  3414 Governors Drive
                  Huntsville, Alabama 35807
                  (Madison County, Alabama)

                  Sheffield Plant
                  1607 17th Avenue S.W.
                  Sheffield, Alabama, 35660
                  (Colbert County, Alabama)

                  Washington Park Plant
                  4200 St.  Clair Avenue
                  Washington Park, Illinois 62203
                  (St.  Clair County, Illinois)

         4. Addresses of property not owned by the Borrower on which any Property is or will be located (consigned or warehoused Inventory and tools and dies will be located on these locations; however, only tools and dies having a value of more than $25,000 are listed):

                  The Foundry of the Shoals, Inc.
                  P.  O.  Box 446
                  Florence, Alabama 35631

                  Lincoln Brass
                  2051 Rosa Park Boulevard
                  Detroit, Michigan, 48216

                  Music City Metals, Inc.
                  601 Hagan Street
                  Nashville, Tennessee 37203

                  Shook & Fletcher Company
                  3315 Sexton Road
                  Decatur, Alabama 35601

                  J & J South Central
                  3420 Stanwood Blvd, N.  E.
                  Huntsville, Alabama 35811

                  MidSouth Packaging, Inc.
                  1622 22nd Street, S. E.
                  Cullman, Alabama 35056

                  Watry, Industries, Inc.
                  3312 Lakeshore Drive
                  Sheboygan, Wisconsin 53083

                  Southern Porcelain, Inc.
                  1000 Eastside Drive
                  Marietta, Georgia 30060

                  Stalnaker Plastics
                  200 Industrial Park Boulevard
                  Warner Robbins, Georgia 31088

                                    EXHIBIT D

                            (Permitted Encumbrances)


         1. The Lien of ad valorem taxes for taxes that are not yet due and payable at the time under consideration.

         2. The security interests granted to the Lender under this Agreement and the other Security Documents.

         3. Liens permitted under Section 8.03(a), (b) or (c) of the Loan Agreement.

         4.       UCC Filings as follows:

File No.                Date Filed       Secured Party                                  Place File
--------------------------------------------------------------------------------------------------

1997-29327              07/11/1997       Associates Leasing, Inc.               Secretary of State - Alabama

1995-07077              02/21/1995       Associates Leasing, Inc.               Secretary of State - Alabama

1995-07078              02/21/1995       Associates Leasing, Inc.               Secretary of State - Alabama

1995-07079              02/21/1995       Associates Leasing, Inc.               Secretary of State - Alabama

1995-07080              02/21/1995       Associates Leasing, Inc.               Secretary of State - Alabama

1997-12320              03/24/1997       Mellon First United Leasing            Secretary of State - Alabama

1997-15846              04/14/1997       Associates Commercial Corp.            Secretary of State - Alabama

1997-27304              06/27/1997       Associates Leasing, Inc.               Secretary of State - Alabama

129-1997-000295         02/06/1997       AmSouth Bank of Alabama                Secretary of State - Georgia

         5. As to fixtures included in the Property, any Liens permitted under the title policies issued in favor of the Lender in connection with the Mortgages.